SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                 August 8, 2000


                              Flowserve Corporation
             (Exact name of Registrant as specified in its charter)


New York                              1-13179                    31-0267900
(State or other               (Commission File Number)        (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)

222 W. Las Colinas Blvd., Suite 1500
             Irving, Texas                                          75039

(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:  (972) 443-6500



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Item 5.  Other Events.

              We are filing this Current Report on Form 8-K to make generally available certain information regarding the Registrant.

              On August 8, 2000, the Registrant announced the consummation of the transactions contemplated by the Purchase Agreement, dated as of February 9, 2000, as amended by Amendment No. 1 thereto, dated as of July 14, 2000 (the "Purchase Agreement"), by and among the Registrant, Flowserve RED Corporation, a Delaware corporation and wholly owned subsidiary of the Registrant, Ingersoll-Rand Company, a New Jersey corporation, and IDP Acquisition, LLC, a Delaware limited liability company.

              A copy of the press release dated August 8, 2000 issued by the Registrant relating to the consummation of the transactions contemplated by the Purchase Agreement is set forth in Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

              (c) Press Release, dated August 8, 2000, by the Registrant.



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                                  EXHIBIT INDEX


Exhibit
  No.            Description
------------------------------

  99.1           Press Release, dated August 8, 2000, by the Registrant.





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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FLOWSERVE CORPORATION



Date:    August 8, 2000                        /s/ John Nanos
                                            ------------------------------------
                                            Name:  John Nanos
                                            Title: Assistant Secretary